SUMMARY PROSPECTUS     |   JANUARY 14, 2019
WBI BullBear Global Rotation ETF
WBIR

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated October 31, 2018, as amended, and statement of additional information are incorporated by reference to this Summary Prospectus. All information may be obtained online, at no cost, either: at www.wbishares.com/resources, by calling (855) WBI-ETFS or (855) 924-3837, or by sending an email request to info@wbishares.com.

WBIR LISTED ON NYSE ARCA     |    CUSIP 00400R866

SUMMARY INFORMATION

WBI BULLBEAR GLOBAL ROTATION ETF

Investment Objective
The WBI BullBear Global Rotation ETF’s (the “Fund”) (formerly the WBI Tactical Rotation Shares) investment objectives are to seek long term-capital appreciation while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses	0.39%
Total Annual Fund Operating Expenses	1.58%
Plus: Expenses Recouped	0.06%
Net Annual Fund Operating Expenses(1)(2)	1.64%
(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

(2)
WBI Investments, Inc., the sub-advisor (the “Sub-Advisor”), has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs to no more than 1.25% of the Fund’s average daily net assets (the “Expense Limit”) until at least October 31, 2019. Expenses reimbursed may be recouped by the Sub-Advisor for a period of three years following the time such reimbursement was made, if such recoupment can be achieved without exceeding the Expense Limit in effect at the time the reimbursement occurred and at the time of the recoupment. This agreement may only be terminated by or with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$505	$866	$1,883

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares. For the fiscal year ended June 30, 2018 the Fund’s portfolio turnover rate was 700% of the average value of its portfolio.

Principal Investment Strategies
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (“1940 Act”).  Generally, the Fund invests in a portfolio of investments across a broad range of sectors and asset classes, although the Fund is not required to invest in all sectors or asset classes at all times. From time to time, market conditions may call for the Fund to invest 100% of its net assets in one sector or asset class, if conditions warrant.

The Fund seeks to achieve its investment objective by using a broad and flexible investment strategy. The Fund may invest directly in different types of instruments, such as:

•	Stocks and bonds issued by public and private companies and bonds issued by governments and governmental agencies (“Direct Investments”); and

•
Shares of funds that invest directly in such instruments.  For example, the Fund may gain indirect exposure by purchasing securities issued by mutual funds and other registered investment companies, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and exchange-traded vehicles issuing equity securities (“ETVs”) (collectively, “Indirect Investments”).  ETFs, ETNs, and ETVs are together referred to as “exchange-traded products” or “ETPs.”

Direct and Indirect Investments may include gaining exposure to:

•	equity securities;
•	fixed income securities;
•	futures contracts, swap agreements, and forward contracts;
•	master limited partnerships;
•	real estate investment trusts;
•	reverse repurchase agreements;
•	options on securities, indices, and futures contracts; and
•	other derivatives that are consistent with the Fund’s investment objective.

All Direct and Indirect Investments are collectively referred to as “Financial Instruments.”  The Fund will seek to achieve its investment objective by investing in Financial Instruments that provide the Fund with exposure to a broad range of asset classes, sectors, industries, geographic regions, currencies, indices, or hedging strategies.

The Direct and Indirect Investments made by the Fund are intended to give the Fund economic exposure to a variety of asset classes and sectors, including gaining exposure to: (1) domestic and international equity securities; (2) domestic and international debt securities; (3) foreign currencies; (4) commodities; (5) hedging strategies; (6) alternative asset classes; and (7) cash and cash equivalents, as described further below.

The Fund may gain exposure to domestic and international equities by making investments based on company size, growth or value characteristics, country or region, and industry groups.  There are no limitations on the equity securities that may be held by the Fund through Direct or Indirect Investments (including options and other derivatives).  The Fund may also gain exposure to international equities, including through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The Fund may gain exposure to domestic and international debt markets by purchasing U.S. and non-U.S. government-related bonds, such as sovereign, quasi-sovereign, supranational, and local municipality bonds. Such investments may include ETNs, fixed, floating, and variable corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (“junk bonds”), prime and sub-prime mortgage-backed securities, asset-backed securities, treasury inflation protected securities, and zero coupon bonds. Debt instruments may be of all maturities, from less than one year to more than thirty years (if available).

The Fund may gain exposure to foreign currencies through direct investments or when another investment is not denominated in U.S. Dollars.  The Fund may invest in the securities of domestic or foreign issuers without limitation, including securities of issuers in emerging markets (which encompasses the 23 countries included in the MSCI Emerging Markets Index).  Further, there are no limits on the non-U.S. Dollar currency exposure that the Fund can hold.

The Fund may gain exposure to commodities, including through futures, options on futures, and swaps providing exposure to commodities.

The Fund may also implement hedging strategies by purchasing or selling shares of inverse ETFs, index options, or options based on the Chicago Board Options Exchange Volatility Index (“VIX”).  The Fund may also invest in options without regard to hedging strategies. Option strategies used by the Fund include writing (“selling”) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may gain exposure to alternative asset classes by investing in tangible or real assets, such as Indirect Investments in ETPs holding precious metals, real estate, and real estate mortgages.

The Fund may also invest in and hold cash and cash equivalents. Cash and cash equivalents are considered to be among the investment opportunities evaluated by the Sub-Advisor, and the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

In addition to Direct Investments, the Fund also makes Indirect Investments. Indirect Investments may include other investment companies, including other ETFs, closed-end funds, unit investment trusts, business development companies, or registered money market funds. The Fund may invest in other investment companies in excess of the limits specified in the 1940 Act by relying on an SEC exemptive order obtained by the Fund. Additionally, the Fund may also invest in excess of the 1940 Act’s limits by entering into participation agreements with other investment companies subject to the conditions of an exemptive order (if any) permitting such transactions and the conditions of the agreement itself.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The Fund is managed pursuant to a sub-advisory arrangement. The Fund’s investment advisor is Millington Securities, Inc. (“Advisor”). The Fund is sub-advised by an affiliate of the Advisor, WBI Investments, Inc. (“Sub-Advisor”).  Consistent with its investment objective, the Fund will make Direct and Indirect Investments that the Sub-Advisor believes will provide a favorable risk-adjusted total return as compared to other investment opportunities. Accordingly, and as described in greater detail below, the Sub-Advisor is authorized to determine the sectors and asset classes to which the Fund may gain exposure in order to achieve the Fund’s investment objective.

In determining the appropriate Direct and Indirect Investments for the Fund, the Sub-Advisor uses its own proprietary computer investment models to manage the Fund’s assets. The process used by the models for selecting investments attempts to identify investments that can consistently provide attractive returns, net of expenses, with potentially less volatility and risk to capital than traditional approaches (the “Selection Process”). The Selection Process attempts to identify investments that will achieve the Fund’s investment objective notwithstanding the prevailing market conditions. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

In general, the goal of the Selection Process is to assess the risk-adjusted return of each opportunity relative to the other opportunities being evaluated. Relevant factors may include:

•	economic indicators;
•	market performance;
•	monetary policy;
•	investor sentiment;
•	price performance;
•	security valuation;
•	fundamental analysis;
•	technical analysis; and
•	other factors unique to the investment opportunity under consideration.

Investment opportunities are ranked in order of their expected risk-adjusted returns, and Fund assets are allocated to those opportunities with the most favorable expected risk-adjusted returns. Consistent with the Fund’s investment objective, the Sub-Advisor may develop additional models to broaden the list of investment opportunities or discontinue models as it deems appropriate. To the extent the Sub-Advisor’s models indicate that there is no other higher-ranked investment opportunity, Fund assets with lower expected returns will be sold and rotated into investments ranked higher by the Sub-Advisor’s models.  To the extent there are no other higher-ranked investment opportunities available, the Fund will be invested in cash equivalents.  Cash equivalents are an acceptable investment and may represent a significant portion of the Fund’s allocation whenever the risk-adjusted return of other investment opportunities is insufficiently attractive.  There can be no guarantee that the selected investment opportunities will prove profitable or that the investments selected will perform as expected.

The Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  The acceptable price range is determined based on the volatility profile of the particular Fund asset. The sell discipline operates independently of, and in addition to, any investment model changes. Specific Fund assets sold as a result of the sell discipline may not be repurchased for 30 days, but an alternative asset may be purchased by the Fund as a substitute. During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the Selection Process, see “Description of the Principal Strategies of the Fund.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, as the Fund seeks to achieve its investment objective by investing directly in Financial Instruments or indirectly through ETPs, generally the types of risks involved with direct investments will apply to the risks of the investments made by ETPs. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund”.

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

ETP and Fund of Funds Risk – Because it may be similar to a fund of funds, the Fund’s investment performance depends in part on the investment performance of the ETPs in which it invests. When the Fund invests in ETPs, the Fund will indirectly be exposed to the risks associated with investments made by the underlying ETPs that comprise the Fund’s portfolio assets.  As described further in this Prospectus, such risks may include: Equity Securities Risk, Debt Securities Risk, Foreign and Emerging Market Securities Risk, Focus Risk, Convertible Securities Risk, Derivatives Risk, Commodities Risk, Currency Risk, Geographic Risk, Small- and Medium-Sized Companies Risk, Equity Options Risk, High-Yield Securities Risk, Credit/Default Risk, Counterparty Risk, Floating Rate Loans Risk, Leverage Risk, Zero Coupon Securities Risk, and Mortgage-Backed Securities Risk. Further, when the Fund invests in another ETF or other investment company (i.e., mutual fund, closed-end fund, or business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund or an ETP holds common stock or common stock equivalents of any given issuer, the Fund or ETP will generally be exposed to greater risk than if the Fund or ETP held preferred stocks and debt obligations of such issuer.

Debt Securities Risk — Generally, all debt (fixed income) securities are subject to two types of risk: credit risk and interest rate risk. Interest rates may go up resulting in a decrease in the value of the debt securities held directly by the Fund or indirectly through an ETP. In particular, the Federal Reserve has indicated that it will take steps to cause interests rates to rise as a part of its monetary policy, which could increase the volatility of the prices of debt instruments held by the Fund, reduce the liquidity of such instruments, and cause difficulties for the Fund in valuing such instruments when calculating its NAV. Credit risk is the risk that an issuer will not make timely payments of principal and interest.

Foreign and Emerging Market Securities Risk — Because the Fund directly invests in Financial Instruments and indirectly through ETPs to obtain exposure to foreign assets, the Fund and such ETP may be exposed to risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Exchange-Traded Note Risk — The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Interest Rate Risk — The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Market Risk — Either the stock market as a whole or the value of a Fund asset or an investment held by an ETP in which the Fund invests may go down, resulting in a decrease in the NAV of the Fund or its Shares or a decrease in the market price of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Focus Risk — The Fund may be susceptible to an increased risk of loss, including loss due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s or an ETP’s investments are concentrated in a particular issuer or issuers, country, region, market, industry, group of industries, sector, or asset class.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Convertible Securities Risk — Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value”, which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  Further, to the extent the Fund gains exposure to contingent convertible securities, such instruments generally either convert into equity or have their principal written down upon the occurrence of certain triggering events linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, an investment by the Fund is subject to the risk that interest payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses.  An investment by the Fund in contingent convertible securities is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a triggering event, the Fund's rights and claims will generally rank junior to the claims of holders of the issuer's other debt obligations.  In general, the value of an investment in contingent convertible securities is unpredictable and will be influenced by many factors.

Derivatives Risk — A derivative is a financial contract, the value of which depends on or is derived from the value of an underlying asset such as a security or an index. The Fund and ETPs may invest in certain types of derivatives contracts, including futures, options, and swaps all of which are subject to a number of risks which include leverage risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

Commodities Risk — Because the Fund may invest directly in Financial Instruments and indirectly through ETPs to obtain exposure to commodities, the Fund and any ETPs will be exposed to risks that prices of commodities and commodity-related investments may fluctuate quickly and dramatically within short periods of time for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs, and international economic, political, military, and regulatory developments.

Non-Diversification Risk — Because the Fund will invest without regard to diversification of its portfolio, a greater portion of its assets can be invested in securities of individual issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the NAV or market price of the Shares relative to a diversified fund.

Inverse ETF Risk — Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Exposure to inverse ETFs may prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge.  Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  The inverse ETFs to which the Fund may have exposure may not be able to replicate exactly the inverse of the performance of the indices they track.  During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Currency Risk —  Because the Fund may invest in Financial Instruments and indirectly through ETPs to obtain exposure to foreign currencies and foreign assets, the Fund and the ETPs are exposed to the risk that foreign currencies will decline in value relative to the U.S. dollar. If the value of foreign currencies or foreign assets decline relative to the U.S. dollar, the Fund’s NAV and market price of the Shares could decline.

Geographic Risk —  A natural or other disaster could occur in a geographic region to which the Fund or an ETP is exposed. This could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Dividend Risk — To the extent that the Fund or an ETP invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund or an ETP reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk — Because the Fund may directly hold or be indirectly exposed to growth companies through ETPs, the market price of the Shares and NAV may be more volatile than that of funds that do not invest in growth stocks. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk — Because the Fund may be directly or indirectly, through ETPs, exposed to value companies, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks. Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value.

Model Risk — The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund and may result in a loss of principal. Further, there is a risk that the investments selected to implement the models will not accurately track the modeled opportunity or perform as expected, resulting in tracking errors and rebalancing risks relative to the model.

Small- and Medium-Sized Companies Risk — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Depositary Receipt Risk — The Fund may hold the securities of foreign companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

High-Yield Securities Risk — The debt securities that are rated below investment grade (i.e., “junk bonds”), are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.  High-yield securities are inherently speculative.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance or the performance of an ETP in which the Fund invests.

Credit/Default Risk — Credit and default risk exists where an issuer or guarantor of fixed-income securities (including ETNs) held by the Fund or an ETP may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high-yield or “junk” bonds presenting the greatest risk.

Counterparty Risk — Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions. In those instances, the Fund or an ETP will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund or such ETP will sustain losses.

Floating Rate Loans Risk — Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit/default risk, interest rate risk, and risk found with high-yield securities.

Leverage Risk — Leverage, including borrowing, may cause the Fund or an ETP to be more volatile by magnifying the Fund’s or such ETP’s gains or losses than if the Fund or such ETP had not been leveraged. The use of leverage may cause the Fund or an ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Zero Coupon Securities Risk — The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.

Master Limited Partnership Risk — Investing in Master Limited Partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Mortgage-Backed Securities Risk — In addition to the general risks associated with debt securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime creditworthiness standards. Subprime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

Fundamental Business Risk — Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments, directly or indirectly through ETPs, in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Shares are Not Individually Redeemable — Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Absence of a Prior Active Market — There can be no assurance that an active trading market will develop and be maintained for the Shares.

Share Trading Price Risk — Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those the underlying index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Return

For the year-to-date period ended September 30, 2018, the Fund’s total return was -0.35%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.18% for the quarter ended March 31, 2017, and the lowest quarterly return was 0.77% for the quarter ended June 30, 2017.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Global Rotation ETF	1 Year	Since Inception (7/25/2016)
Return Before Taxes	10.27%	2.44%
Return After Taxes on Distributions	9.81%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.99%	1.76%
50% Russell Global Index/50% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	15.68%	9.99%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor (the “Advisor”) and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor (the “Sub-Advisor”) to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.

Purchase and Sale of the Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s Distributor (as defined below) may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WBI
One River Centre
331 Newman Springs Road
Suite 122
Red Bank, NJ 07701
 P: (855) WBI-ETFS or (855) 924-3837

Visit WBI’s website for a full menu of WBI’s products and services: www.wbiinvestments.com